OPTIMUM FUND TRUST

Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund

(collectively, the "Funds")

Supplement to the Funds' Statement of Additional Information dated July 29, 2009

The following supplements the information about the Funds' investment manager, Delaware Management Company (the "Manager"), included in the Funds' statement of additional information.

In a press release on August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments), including the Manager, a series of Delaware Management Business Trust, to Macquarie Group (the “Transaction”). On January 4, 2010, the Transaction was completed and the new investment advisory agreement between the Funds and the Manager that was approved by the shareholders became effective. Delaware Management Holdings, Inc. is a subsidiary, and subject to the ultimate control, of Macquarie Group. Macquarie Group, with headquarters in Sydney, Australia, is a global provider of banking, financial, advisory, investment and fund management services.

All references to Lincoln Financial Group and Lincoln National Corporation are removed from the statement of additional information.

Additionally, the section entitled, “Portfolio Managers – Compensation – The Manager – TARP Restrictions on Compensation” is removed from the statement of additional information.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

Please keep this supplement for future reference.

This supplement is dated January 4, 2010.